Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Disclosure of contingent liabilities [abstract]
Commitments and contingencies

38. Commitments and contingencies

Commitments, guarantees and contingent liabilities can be described as follows:

	At December 31,	At December 31,
	2024	2023
	(EUR thousand)
Guarantees	112,614	128,083
of which secured	—	4,696
Total Guarantees	112,614	128,083

At December 31, 2024 the main commitments and risks assumed by the Stevanato Group are as follows:

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Suretyship issued in favor of Nordea Bank for EUR 1,340 thousand (EUR 26,835 thousand in 2023) on behalf of Stevanato Group Denmark A/S;
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Letter of comfort in favor of Unicredit AG for EUR 15,000 thousand (EUR 15,000 thousand in 2023) on behalf of the company Balda Medical Gmbh.

Secured guarantees for EUR 4,696 thousand in 2023 concerned the floating charge on Stevanato Group Denmark A/S against short-term credit lines.

The guarantees provided by credit institutions and insurance companies on behalf of Group companies in favor of third parties amount to EUR 67,476 thousand (EUR 58,166 thousand in 2023) and mainly comprise advance payment and performance bonds issued in favor of clients in the Engineering segment.

Other residual guarantees with individual low value amounts, are in aggregate EUR 28,798 thousand (EUR 23,386 in 2023) and are mainly related to mandatory bonds for VAT reimbursement issued by Stevanato Group, on behalf of Italian subsidiaries, in favor of Italian Tax Authority.

From time to time, in the ordinary course of business, the Group enters into various arrangements with key third party suppliers. A limited number of these arrangements contain unconditional purchase obligations to purchase a fixed or minimum quantity of goods with fixed and determinable price provisions. At December 31, 2024, the Group is substantially in compliance with the contract obligations and there are no material impacts on the financial statements.